UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR/A

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

811-07925

(Investment Company Act file number)

WesMark Funds

(Exact name of registrant as specified in charter)

One Bank Plaza, 5th floor

Wheeling, WV 26003

(Address of principal executive offices)

(304) 234-9000

(Registrant’s telephone number)

Karen Gilomen, Esq.

ALPS Fund Services, Inc.

1290 Broadway, Suite 1000

Denver, CO 80203

(Name and address of agent for service)

Date of fiscal year end: December 31

Date of reporting period: January 1 – December 31, 2020

EXPLANATORY NOTE:

The Registrant is filing this amendment to its Form N-CSR for the period ended December 31, 2020, originally filed with the Securities and Exchange Commission on March 4, 2021, (Accession No. 0001398344-21-005594) solely for the purpose of providing a new section entitled “Statement Regarding the Liquidity Risk Management Program” to be included prior to the section of the Annual Report titled “Additional Information.” Other than the aforementioned revision, this Form N-CSR/A does not reflect events occurring after the filing of the original Form N-CSR, or modify or update the disclosures therein.

Item 1 (as supplemented herein) and Items 2 through 13(a)(1) to this Form N-CSR are incorporated by reference to the Form N-CSR filed on EDGAR on March 4, 2021 (Accession No. 0001398344-21-005594).

Item 1. Report to Stockholders.

WESMARK FUNDS

WesMark Small Company Growth Fund (WMKSX)

WesMark Growth Fund (WMKGX)

WesMark Balanced Fund (WMBLX)

WesMark Government Bond Fund (WMBDX)

WesMark West Virginia Municipal Bond Fund (WMKMX)

WesMark Tactical Opportunity Fund (WMKTX)

SUPPLEMENT DATED MAY 18, 2021 TO THE
ANNUAL REPORT DATED DECEMBER 31, 2020

The following information supplements and should be read in conjunction with the December 31, 2020 Annual Report (the “Report”) for the WesMark Small Company Growth Fund, WesMark Growth Fund, WesMark Balanced Fund, WesMark Government Bond Fund, WesMark West Virginia Municipal Bond Fund, and WesMark Tactical Opportunity Fund (each a “Fund” and collectively, the “Funds”), each a series of WesMark Funds (the “Trust”).

The following section titled “Statement Regarding the Liquidity Risk Management Program” is to be inserted before “Additional Information,” which begins on page 77 of the Report:

Statement Regarding the Liquidity Risk Management Program

The WesMark Funds have adopted a liquidity risk management program pursuant to Rule 22e-4 (the “Liquidity Rule”) under the Investment Company Act of 1940, as amended (the “Program”). The Funds’ Board of Trustees (the “Board”) has designated WesBanco Investment Department as the administrator of the Program. The Program’s principal objectives are to support the Funds’ compliance with limits on investments in illiquid assets and to mitigate the risk that a Fund is unable to meet its redemption obligations on a timely basis. In this regard, the Program includes a number of elements that support the management or assessment of liquidity risk, including an assessment of factors that influence a Fund’s liquidity and the periodic classification and, as determined necessary, re-classification of a Fund’s investments into buckets that reflect their relative liquidity under current market conditions.

On February 16, 2021, the Funds’ Board reviewed a written report from the Program administrator that addressed the operation of the Program and assessed its adequacy and effectiveness since implementation. The report described the key features of the Funds’ liquidity risk management program, including the liquidity classification methodology and holdings for each of the WesMark Funds, the status of regulatory filings required by the Liquidity Rule, an update of monitoring of illiquid securities in the West Virginia Municipal Bond Fund, and a review of redemptions in-kind. The Administrator also described the methodology in considering the Funds’ highly liquid investment minimum (“HLIM”) and obtained Board approval of revised policy verbiage regarding the HLIM.

The Board concluded that there were no market events that materially affected the Funds’ liquidity risk since implementation of the liquidity risk management program. The Board also concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule. No material changes to the Program were recommended.

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INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

Item 13. Exhibits.

(a)(2)	The certifications required by Rule 30a-2(a) of the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto as Ex.99.Cert.

(a)(3)	Not applicable.

(b)	A certification of the registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, is attached as Ex.99.906.Cert.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant	WesMark Funds

By:	/s/ Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)

Date:	May 18, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Scott Love
Scott Love President and Chief Executive Officer (Principal Executive Officer)

Date:	May 18, 2021

By:	/s/ Steven Kellas
Treasurer and Chief Financial Officer (Principal Financial Officer)

Date:	May 18, 2021